UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 3, 2006
                        ---------------------------------
                        (Date of earliest event reported)

                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                California              0-13510            77-003535
                ----------              -------            ---------
         (State or Other Jurisdiction   (Commission       (IRS Employer
           of Incorporation)            File Number)      Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

        On July 3, 2006, Zond-PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership"), PAMC Management Corporation ("PAMC"), Alta Mesa Energy, LLC ("Alta Mesa"), Mesa Wind Developers ("Mesa Wind"), Zond-PanAero Windsystem Partners II, a California Limited Partnership ("ZP-II"), Western Wind Energy Corp. ("Western Wind"), and Mesa Wind Power Corporation, a wholly-owned subsidiary of Western Wind ("Merger Sub") entered into the Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of the conditions therein, Western Wind will purchase all assets of the Partnership, Mesa Wind, and ZP-II related to the 300 Vestas V-15 turbines owned by the Partnership and the 160 Vestas V-15 turbines owned by ZP-II (the "Projects") pursuant to the conveyance of all of such assets to PAMC and the merger of Merger Sub with and into PAMC, with PAMC as the surviving corporation. The assets sold by the Partnership pursuant to the Merger Agreement constitute substantially all of the assets of the Partnership. Subject to the terms of the Merger Agreement, at the closing, the Partnership shall receive $873,913 for the sale of its assets. The Merger Agreement provides that all representations and warranties of the Partnership set forth in the Merger Agreement shall not survive beyond the closing date. In addition, the Partnership shall have no indemnification or other similar obligations to Western Wind pursuant to the Merger Agreement or any related documents following the closing. The closing under the Merger Agreement is expected to occur on or prior to August 15, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Zond-PanAero Windsystem Partners I,
                                           a California Limited Partnership

                                           By:  Zond Windsystems Management LLC,
                                                General Partner


Date: July 10, 2006                        By:    /s/ Jesse E. Neyman
                                                  ------------------------------
                                           Name:  Jesse E. Neyman
                                           Title: President and Chief Executive
                                                  Officer